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                                                                   EXHIBIT 10.40


                         LINE OF CREDIT PROMISSORY NOTE


$6,000,000.00                 Hartford, Connecticut             October 26, 1995
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     FOR VALUE RECEIVED, INFORMATION MANAGEMENT ASSOCIATES, INC., a Connecticut
corporation ("IMA"), and INFORMATION MANAGEMENT ASSOCIATES LIMITED, a company registered in England ("IMA Limited" and together with IMA, "Maker"), jointly and severally (subject to the limitations on the liability of IMA Limited contained herein) promise to pay to the order of PEOPLE'S BANK, a Connecticut banking corporation (the "Bank" and together with any subsequent holder of this Note, "Holder"), at its chief executive office at 850 Main Street, Bridgeport, Connecticut 06604-4913, or at such other place as may be designated in writing from time to time by Holder, the maximum aggregate principal sum of up to Six Million and 00/100 Dollars ($6,000,000.00), together with interest accruing on the unpaid balance of the indebtedness evidenced by this Note at a floating rate per annum equal to one (1.0) percentage point above the Prime Rate from time to time charged by Holder, adjusted as set forth herein. The Prime Rate referred to herein is the index Holder uses to set interest rates on commercial loans similar to the indebtedness evidenced by this Note, is not necessarily the lowest rate Holder charges it commercial customers, and is increased or decreased by Holder in response to changes in money market conditions. The Prime Rate at the date hereof is eight and three-quarters percent (8.75%), so that the initial rate of interest charged hereunder shall be nine and three-quarters percent (9.75%). In the event that the Prime Rate is increased or decreased, the interest rate hereunder shall be adjusted accordingly on the day of said increase or decrease. Interest shall be charged on the principal balance from time to time outstanding on the basis of the actual number of days elapsed computed on the basis of a three hundred sixty (360) day year. Upon the occurrence of an Event of Default under the Loan Agreement (as defined below), all sums outstanding hereunder shall bear interest at a rate which is two (2) percentage points above the otherwise applicable rate hereunder.

     Interest only shall be due and payable, in arrears, on the first day of each and every month commencing November 1, 1995. The principal amount of this Note shall be advanced pursuant to Requests for Advances submitted by Maker pursuant to the terms of a Loan and Security Agreement dated October 26, 1995, among Maker and Holder (the "Loan Agreement"), and this Note is subject in all respects to the terms and conditions of the Loan Agreement. Defined terms not otherwise defined in this Note shall have the meanings ascribed to such terms in the Loan Agreement.

     The outstanding principal amount of the indebtedness evidenced by this Note, together with all interest accrued therein and other sums due and payable pursuant to the Loan Documents, shall be due and payable in full on the date (the "Line of Credit Maturity Date") which is the earlier to occur of (i) August 1, 1996, or (ii) the date repayment of this indebtedness evidenced by this Note is accelerated after the occurrence of an Event of Default, unless such a Line of Credit Maturity Date is extended in writing from time to time in Holder's sole and absolute discretion.

     Advances and payments on this Note shall be evidenced by an internal ledger account of Holder as described in the Loan Agreement. Maker hereby authorizes Holder to debit Maker's operating account with Holder for each monthly payment of principal and interest owned pursuant to the terms of this Note.
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     The outstanding principal balance of the indebtedness evidenced by this
Note may be prepaid in whole or in part at any time, without additional cost or premium.

     Maker further jointly and severally (subject to the limitations of the liability of IMA Limited contained herein) promises to pay Holder, on demand, in addition to said principal sum and interest, all taxes assessed upon this Note (excluding income taxes) or on any collateral securing the same, all taxes, assessments and insurance premiums upon all property securing the payment of this Note, and all reasonable costs and expenses, including, without limitation, attorneys' fees, incurred by Holder in the collection of this Note or in foreclosing any security interest securing the same or in sustaining the lien of any such security interest.

     In the event any installment of interest owed hereunder is paid more than fifteen (15) days after its due date, without in any way affecting Holder's right to accelerate this Note, a late charge equal to five percent (5%) of the late installment shall be assessed against Maker and shall be payable by Maker to Holder upon demand.

     Notwithstanding any provisions of this Note, it is the understanding and agreement of Maker and Holder that the rate of interest to be paid by Maker to Holder shall not exceed the highest or maximum rate of interest permissible to be charged by a lender such as Holder to a commercial borrower such as Maker under the laws of the State of Connecticut. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

     Maker hereby grants to Holder a lien on and a right of set-off against all monies, deposits and securities and the proceeds thereof, now or hereafter held or received by, or in transit to, Holder from or for Maker, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all deposits (general or special), balances, sums and credits with and all claims of Maker against Holder at any time existing. Holder may at any time apply the same or any part thereof to the Obligations, or any part thereof, whether or not matured at the time of such application.

     MAKER AND HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF HOLDER'S RIGHTS AND REMEDIES. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     MAKER AND EACH AND ALL ENDORSERS, GUARANTORS AND SURETIES OF THIS NOTE ACKNOWLEDGE THAT THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS PART OF A COMMERCIAL TRANSACTION AND WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE, REGIONAL, FEDERAL OR FOREIGN LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE, and further waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and all endorsers, guarantors and sureties agree that the time for payment of this Note may be extended at Holder's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Holder, or the release of any party liable for this obligation without affecting the liability of the other parties hereto.

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     The obligations and liabilities of each Maker under this Note shall in all respects be deemed to be joint and several obligations and liabilities; provided, however, the liability of IMA Limited for the repayment of the
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Obligations shall be limited to an amount equal to the greater of (i) the aggregate amount of Qualified Accounts of IMA Limited represented on a request for an advance, and (ii) the aggregate value of the IMA Limited collateral on the date an Event of Default occurs, such value to be determined by Holder in the exercise of its reasonable discretion; provided, however, that the foregoing
                                           --------  -------
provisions shall not (i) release or impair the Obligations, (ii) affect or limit the right of Holder to pursue all rights and remedies or otherwise realize on any Collateral, or (iii) limit the liability of IMA or each and all endorsers, guarantors and sureties of this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.



                                           INFORMATION MANAGEMENT
                                           ASSOCIATES, INC.


                                           By: /s/ Gary R. Martino
                                              ----------------------------------

                                              Its Chairman & CFO

                                           INFORMATION MANAGEMENT
                                           ASSOCIATES LIMITED


                                           By: /s/ Gary R. Martino
                                              ----------------------------------

                                              Its Director




STATE OF CONNECTICUT
                                  ss. Hartford
COUNTY OF HARTFORD

     On this 26th day of October, 1995, personally appeared Gary R. Martino, as Chairman of Information Management Associates, Inc., a Connecticut corporation, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said corporation, before me.

                        [SIGNATURE APPEARS HERE]
                        --------------------------------
                        Commission of the Superior Court

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

STATE OF CONNECTICUT
                                  ss. Hartford
COUNTY OF HARTFORD

     On this 26th day of October, 1995, personally appeared Gary R. Martino,
                                                            ---------------
as Director of Information Management Associates Limited, a company
   --------
registered in England, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said company, before me.

                          [SIGNATURE APPEARS HERE]
                        --------------------------------
                        Commission of the Superior Court

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